UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 30, 2004

MIDWAY GAMES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12367 (Commission File Number)	22-2906244 (I.R.S. Employer Identification Number)

2704 West Roscoe Street, Chicago, Illinois 60618
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (773) 961-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry Into a Material Definitive Agreement.

As of August 30, 2004, the Registrant and several of its subsidiaries entered into the third amendment to the Loan and Security Agreement among the Registrant, such subsidiaries, specified lenders and Wells Fargo Foothill (as the arranger and administrative agent for the lenders) dated March 3, 2004, as amended. The Amendment allows for additional time for the Registrant to complete certain post-closing requirements and allows the Registrant to enter into a guarantee with respect to its operations in the United Kingdom. A copy of the Amendment is attached to this report as Exhibit 99.1. Exhibit 99.1 is incorporated herein by this reference.

Item 9.01  Financial Statements and Exhibits.

    (c)  Exhibits

Exhibits	Description
99.1	Third Amendment to Loan and Security Agreement between the Registrant and Wells Fargo Foothill dated as of August 30, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GAMES INC.

September 3, 2004	By:	/s/ Thomas E. Powell
Thomas E. Powell
Executive Vice President - Finance, Treasurer and Chief Financial Officer

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EXHIBIT INDEX

Exhibits	Description
99.1	Third Amendment to Loan and Security Agreement between the Registrant and Wells Fargo Foothill dated as of August 30, 2004.

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